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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 1, 2000, included in Action Performance Companies, Inc.'s Form 10-K/A for the year ended September 30, 2000 and to all references to our firm included in this registration statement.

Phoenix, Arizona                              /s/ ARTHUR ANDERSEN LLP
September 26, 2001